SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): July 23, 1998



                         AMERICAN BIO MEDICA CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                    0-28666                22-3378935
--------------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification
                                     Number)


           300 Fairview Avenue, Hudson, New York            12534
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (800) 227-1243


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

   Item 5. Other Events

     A lower state  court judge in Maryland  has ruled that the estate of Robert
Friedenberg   ("Friedenberg")  is  entitled  to  5,907,514  common  shares  (the
"Shares") of American Bio Medica Corporation (the "Company").

     This development stems from litigation arising out of the sale to the Company pursuant to a share exchange agreement (the "Agreement") by Friedenberg of two companies solely owned by Friedenberg. The Company acquired the companies to obtain certain technologies (the "Technologies") which Friedenberg represented were owned by them. In 1994, Friedenberg brought an action on behalf of the two companies seeking a declaratory judgment rescinding and voiding the Agreement. The Company and other intervening defendants countered by asserting third party claims against Friedenberg for breach of the Agreement and fraud in the inducement, alleging that the Technologies not only were not delivered to the Company, but, indeed, did not exist.

     Friedenberg's claim for declaratory relief was dismissed and the third party claims against Friedenberg were tried by a jury which rendered a verdict that Friedenberg was in breach of the Agreement for failing to deliver the Technologies. The jury also found against Friedenberg and in favor of the Company on two of three fraud claims. The Company was awarded $321,000 in damages. Prior to the trial, Friedenberg filed a supplemental claim for the Shares he was to receive under the Agreement in exchange for the Technologies. The trial judge took this claim under advisement and has now ruled that Friedenberg's estate is entitled to the Shares.

     The position of the Company and its counsel is that the trial judge erred in awarding to Friedenberg's estate the very consideration Friedenberg was to receive under the Agreement which a jury, after a full trial on the merits, found Friedenberg not only to have breached, but also to have fraudulently induced the Company to enter into. The Company has taken an an appeal which it intends to prosecute vigorously.


Item 7. Financial Statements and Exhibits

       Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by theundersigned hereunto duly authorized.




                                    AMERICAN BIO MEDICA CORPORATION
                                       (Registrant)

                                    By: /s/Stan Cipkowski
                                        ------------------
                                        Stan Cipkowski,
                                        President and Principal
                                        Executive Officer


                                    By: /s/John F. Murray
                                        --------------------
                                        John F. Murray,
                                        Treasurer and Principal
                                        Financial Officer



     Dated: July 31, 1998